EXHIBIT NO.99.11


                               PLEDGE, ASSIGNMENT
                             AND SECURITY AGREEMENT
                             (SECOND SENIOR CITADEL
                                RESERVE ACCOUNT)

               PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT (SECOND SENIOR CITADEL RESERVE ACCOUNT) (this "Agreement"), dated as of July 16, 2002, given by PRIME GROUP REALTY, L.P., a Delaware limited partnership ("Pledgor"), having an address c/o Prime Group Realty Trust, 77 West Wacker Drive, Suite 3900, Chicago, Illinois, in favor of BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH, a banking corporation organized under the laws of the Federal Republic of Germany ("Agent"), having an address at 150 East 42nd Street, New York, New York, as Agent on behalf of each Lender (as hereinafter defined).

                              W I T N E S S E T H :

               WHEREAS, Dearborn Center, L.L.C. ("Borrower") owns that certain piece of land (the "Land") in Chicago, Illinois, situated north of Adams Street between State and Dearborn Streets and as more fully described on Exhibit A attached hereto, on which it is currently constructing a class "A" mixed use building, to be known as "Dearborn Center", which shall contain approximately 1,395,000 NRSF of office space, 107,000 NRSF of retail space and a parking facility containing at least 209 parking stalls (the "Project"); and

               WHEREAS, in connection with the development of the Project, Borrower and Agent, as a lender and as the agent for the lenders from time to time party to the Credit Agreement (as hereinafter defined) (each, a "Lender" and, collectively, "Lenders"), executed and delivered that certain Credit Agreement, dated as of January 5, 2001 (said Credit Agreement, as it may be amended, modified or supplemented, from time to time, being the "Credit Agreement"); and

               WHEREAS, pursuant to the terms of the Credit Agreement, Lenders have agreed, subject to and in accordance with the terms of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), to make a loan to Borrower in a principal amount up to TWO HUNDRED THIRTY MILLION AND NO/100 DOLLARS ($230,000,000.00) (the "Loan") for the construction of the Project; and

               WHEREAS, to evidence such indebtedness Borrower has executed and delivered one or more promissory notes (collectively, the "Note"), dated January 5, 2001, in favor of the Lenders in an aggregate amount equal to the Loan and issued pursuant to, and in accordance with, the Credit Agreement; and

               WHEREAS, in order to secure: (a) payment by the Borrower of the outstanding principal amount set forth in, and evidenced by the Note, together with all interest accrued and unpaid thereon and all other sums due to the Lenders and Agent, in its capacity as agent, in respect of the Loan, including any Breakage Costs (as defined in the Credit Agreement) and any sums due or any obligation of any kind owing under the Notes, the Credit Agreement or in any other Loan Document to which Borrower is a party (including, without being limited to, any reimbursement or indemnity obligation), and (b) the performance by the Borrower of all the covenants and agreements contained in the Note, the Mortgage (as hereinafter defined) and the other Loan Documents to which Borrower is a party, as the same may be amended, modified, supplemented or restated, to be performed or observed by or on the part of the Borrower (items (a) and (b) being referred to collectively herein as, the "Secured Obligations"), the Borrower executed, delivered and recorded that certain Mortgage, Security Agreement, Assignment of Leases, Rents and Revenues and Fixture Filing with respect to the Land in favor of Lenders and dated as of January 5, 2001 and recorded on January 24, 2001 as document number 0010060838 (the "Mortgage"); and

               WHEREAS, as a condition precedent to the execution of the Loan Documents (as defined in the Credit Agreement), Pledgor executed and delivered the Guaranties (as defined in the Credit Agreement); and

               WHEREAS, Agent has determined that there currently is a Hard Cost and Operating Expense overrun in the amount of $5,600,000 (including a contingency of $1,000,000) (the "Cost Overrun"); and

               WHEREAS, in order to ensure that there are sufficient funds to pay the Cost Overrun and as an inducement to Lenders to modify certain financial covenants, Pledgor has agreed to escrow the Reserved Funds (as hereinafter defined) and otherwise take the actions described herein; and

               WHEREAS, Lenders have agreed to modify the financial covenants on the terms and conditions set forth in the Omnibus Third Modification to Senior Loan Documents, dated of even date herewith (the "Amendment"); and

               WHEREAS, Pledgor will establish an account with Agent or another bank or financial institution approved by Agent (the "Depository"), in the name of and for the benefit of Lenders (the "Second Senior Citadel Reserve Account") into which the Reserved Funds shall be deposited; and

               WHEREAS, in order further to secure the payment and performance of the Secured Obligations (as hereinafter defined) and as a condition of Lenders agreeing to execute and deliver the Amendment, Pledgor has agreed to pledge its interest in the Second Senior Citadel Reserve Account and the Reserved Funds to Agent and to create in favor of Agent a first priority security interest in the Second Senior Citadel Reserve Account and the Reserved Funds.

               NOW, THEREFORE, in consideration of the premises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Pledge and Assignment. Pledgor hereby pledges and assigns to Agent (for the benefit of Lenders), and grants to Agent (for the benefit of Lenders) a continuing general lien and first priority security interest in, to and under all of Pledgor's right, title and interest in, to and under the following collateral, in each case, whether now owned or hereafter acquired by Pledgor, wherever located and whether now or hereafter existing (collectively, the "Account Collateral"):

     (i) the Second Senior Citadel Reserve Account and all financial assets credited thereto and all funds held therein;

     (ii) all interest, dividends, cash, investments, investment property, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Second Senior Citadel Reserve Account;

     (iii) all contract rights, general intangibles, powers, options, privileges and immunities, and other rights pertaining to the Second Senior Citadel Reserve Account, including the right to make withdrawals therefrom;

     (iv)  all   instruments,   certificates  and  documents  now  or  hereafter
representing or evidencing the Second Senior Citadel Reserve Account;

     (v) any securities, notes, bonds, commercial paper or other instruments (whether held in certificated, uncertificated or book-entry form) held by the Depository from time to time in connection with the investment of the amounts held in the Second Senior Citadel Reserve Account;

     (vi) any interest in any property or asset of any kind received, wholly or partly, in trade or exchange for any of the foregoing; and

     (vii) all replacements, substitutions, renewals and all proceeds of any and all of the foregoing.

     SECTION  2.  Secured  Obligations.   This  Agreement  and  the  pledge  and
assignment made hereunder secure all Secured Obligations.

     SECTION 3. Dominion and Control. The Second Senior Citadel Reserve Account and all Account Collateral shall be under sole dominion and control of Agent and, subject to the terms of this Agreement, Agent shall have the sole right to make and/or authorize withdrawals, disbursements or transfers from the Second Senior Citadel Reserve Account and to exercise any rights hereunder with respect to the Account Collateral.

     SECTION 4. Maintaining the Second Senior Citadel Reserve Account. (a) Pledgor shall, concurrently herewith, establish the Second Senior Citadel Reserve Account with the Depository. So long as any of the Secured Obligations remain outstanding, Pledgor shall maintain the Second Senior Citadel Reserve Account with the Depository (or with the prior written consent of Agent, which consent it may withhold in its sole discretion for any or no reason, with another bank or financial institution). For so long as any of the Secured Obligations remain outstanding, Pledgor shall not, without Agent's prior written consent, which consent it may withhold in its sole discretion for any or no reason, be a signatory of the Second Senior Citadel Reserve Account and, the sole signatories shall be representatives of Agent, as designated by Agent, from time to time. The terms and conditions of any account agreement with the Depository with respect to the Second Senior Citadel Reserve Account shall not be amended or modified without the prior written consent of Agent (which consent Agent may withhold in its sole discretion for any or no reason) unless required by applicable law.

     (b) Prior to any Default (as defined in the Credit Agreement ) and any Event of Default (as defined in the Credit Agreement), upon the written request of Pledgor, Agent shall direct the Depository to invest the funds held in the Second Senior Citadel Reserve Account, in any of the Cash and Cash Equivalents (as defined in the Credit Agreement). All interest or other earnings with respect to the funds held in the Second Senior Citadel Reserve Account as a result of such investments shall be retained in the Second Senior Citadel Reserve Account, shall be deemed part of the Account Collateral and shall be disbursed, invested and/or applied in accordance with the terms and provisions of this Agreement. Agent shall endeavor to effect such direction on the same Business Day if such written direction is received by Agent before 12:00 p.m. and, if received after 12:00 p.m., on the next Business Day; provided, however, that Agent shall bear no responsibility for any loss occasioned by investment of any of the Account Collateral as herein provided, by any delays in investing or reinvesting the Account Collateral, or by any failure to achieve the maximum possible yield from the Account Collateral. Pledgor shall be entitled to direct Agent to change the type of investment not more than twice monthly.

     (c) Pledgor shall treat and report as its income, to the extent Pledgor is required to report interest income or earnings under applicable law, all such interest or earnings earned on the Account Collateral. If Agent requires that Pledgor complete any additional forms for delivery to, or as required by, the Internal Revenue Service for reporting the payment of interest, Pledgor agrees to deliver such forms to Agent at Pledgor's sole cost and expense. The tax identification number of Pledgor is 36-4153375, and Pledgor represents and warrants that its tax identification number is true and correct.

     SECTION 5. Deposits. Subject to Section 1(e)(i) of the Amendment, Pledgor shall make deposits into the Second Senior Citadel Reserve Account in the amounts and within the time periods set forth in Section 1(d) and Section 1(e) of the Amendment (the "Reserved Funds"). Pledgor hereby acknowledges, agrees and confirms that all Reserved Funds deposited into the Second Senior Citadel Reserve Account shall at all times constitute a part of the Account Collateral and be held and treated in accordance with the terms hereof. A failure to fund any part of the Reserved Funds shall be an Event of Default.

     SECTION 6.  Withdrawals  and Use of Reserved Funds and Account  Collateral.
(a) Subject to subsection (b) of this Section 6, Agent shall be the only party permitted to effect any disbursement or withdrawal from the Second Senior Citadel Reserve Account and neither Pledgor nor any other person or entity claiming on behalf of, and through, Pledgor shall have any right, authority or power, whether express or implied, to make use of, disburse or withdraw, all or any portion of the Account Collateral and Pledgor shall not effect or attempt to effect any disbursement or withdrawal from the Second Senior Citadel Reserve Account.

     (b) Prior to an Event of Default, Agent may apply and use the Account Collateral in accordance with, and subject to, Sections 1(d) and 1(e) of the Amendment. Upon the occurrence of an Event of Default, Agent may apply and use the Account Collateral in accordance with Section 11.

     SECTION 7. Representations and Warranties. Pledgor represents, warrants and covenants, as of the date hereof, as follows:

     (a) Pledgor hereby ratifies, confirms and reaffirms, as of the date hereof, all of Pledgor's representations, warranties and covenants in the Guaranties.

     (b) Pledgor is the legal and beneficial owner of the Account Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest in favor of Agent created by this Agreement. Pledgor, at its sole cost and expense, shall defend Pledgor's and Agent's title and interest in and to the Account Collateral against any and all third party attachments, executions, liens, claims, security interests or other encumbrances of any nature, however arising.

     (c) Other than the filing of a UCC (as hereinafter defined) financing statement or filing and the execution and delivery of a tripartite depository agreement by and among Depository, Agent and Pledgor, all consents, authorizations, approvals, and other actions by, and notices to or filings with, any person, firm, entity, governmental authority or regulatory body required for
(i) the pledge and assignment by Pledgor of the Account Collateral pursuant to this Agreement, (ii) the execution, delivery or performance of this Agreement by Pledgor, (iii) the perfection or maintenance of the first priority security interest created by this Agreement or (iv) the exercise of Agent's remedies hereunder have been obtained by Pledgor as at the date hereof.

     (d) The pledge and assignment of the Account Collateral pursuant to this Agreement creates a valid first priority security interest in the Account Collateral securing the payment and performance of the Secured Obligations.

     (e) This Agreement is the legal, valid, and binding obligation of Pledgor and is enforceable against Pledgor in accordance with its terms, subject to bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally.

     (f) No Account Collateral (or any right, title or interest therein) has been or shall be pledged, mortgaged, assigned, encumbered, conveyed, transferred, hypothecated, or otherwise disposed of other than in accordance with the terms and conditions of this Agreement.

     (g) Pledgor shall take all necessary and appropriate measures to obtain, maintain, protect and preserve the Account Collateral, including, without being limited to, the payment of all local, state and federal taxes.

     (h) There are no actions, suits or proceedings pending or, to the Knowledge (as defined in the Credit Agreement) of Pledgor, threatened against or affecting Pledgor that could have an adverse effect on this Agreement, at law or in equity, before or by any governmental agency or authority, and Pledgor is not operating under or subject to, in default of or in violation with respect to any order, writ, injunction, decree or demand of any court or tribunal that could affect its obligations hereunder.

     (i) Pledgor is not insolvent (as defined in Section 101 of the Bankruptcy Code (as hereinafter defined)) and will not be rendered insolvent by the execution and delivery of this Agreement or the consummation of the transactions contemplated thereby.

     (j) Pledgor shall promptly comply with all terms and provisions of this Agreement. Pledgor shall promptly, upon transmittal or receipt, deliver to Agent copies of all notices and correspondence with respect to the Account Collateral. Pledgor shall promptly and fully respond to any inquiry of Agent made with respect to the matters set forth in the preceding sentence and shall permit Agent to participate in any inquiry, hearing or meeting in regard to the foregoing.

     (k) Pledgor has no counterclaims, offsets or defenses with respect to this Agreement.

     (l) The execution, delivery and performance by Pledgor of this Agreement have been duly authorized by all necessary action and do not and will not violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree or determination or award presently in effect having applicability to Pledgor, or result in a breach of or constitute a default under any other indenture, loan or credit agreement, operating agreement, or any other agreement, lease or instrument to which Pledgor is a party or by which it or its assets may be bound or affected; and as of the date hereof, Pledgor has not received notice that Pledgor is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, indenture, credit agreement, loan agreement, agreement, lease or instrument.

     (m) The Second Senior Citadel Reserve Account is and will be the only bank account of Pledgor (or account maintained with any other financial institution) into which the Reserved Funds shall be deposited and retained and Pledgor shall not open any other such accounts for this purpose without the prior written consent of Agent (which consent Agent may withhold in its sole discretion for any or no reason).

     SECTION 8. Further Assurances. Pledgor and Borrower agree that on the date hereof and at any time from time to time hereafter to execute and deliver promptly all instruments and documents (including, without being limited to, any Uniform Commercial Code of New York ("UCC") financing statements or filings necessary to perfect Agent's liens on, and security interests in the Account Collateral and a tripartite depository agreement by and among Depository, Agent and Pledgor) and to take all further reasonable action that may be necessary or reasonably desirable or that Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Account Collateral.

     SECTION 9. Right to Inspect. Agent (or any person designated by it, including, without being limited to, third party consultants, accountants, auditors and attorneys) shall, in its sole discretion, have the right, at reasonable times, to inspect, audit, check, copy and make extracts from Pledgor's books, records, journals, orders, receipts and any correspondence and other data or documentation relating to the Account Collateral.

     SECTION 10. Agent's Duties. The powers conferred on Agent hereunder are solely to protect its interests in the Account Collateral and shall not impose any duty upon it to exercise any such powers except as expressly provided herein. Except for the safe custody of any Account Collateral in its possession, the accounting for moneys actually received by it hereunder and its obligations to direct the Depository to make disbursements hereunder, Agent shall have no duty as to any Account Collateral or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to such Account Collateral. Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Account Collateral in its possession if such Account Collateral is accorded treatment substantially equal to that which it accords its own property.

     SECTION 11. Remedies. (a) Upon the occurrence of any Event of Default:

          (i) Agent may, at its option, (A) direct the Depository to continue to hold the Account Collateral and to disburse the same only at the written direction of Agent, or (B) direct that the Depository disburse all or any portion of the Account Collateral then or thereafter held by the Depository to Agent or such other banking or financial institution and/or account as Agent may, from time to time, designate in writing to the Depository, in which event Agent may apply the Account Collateral immediately to the Secured Obligations or to any other payments permitted by the Amendment, in such order as Agent shall elect. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Account Collateral shall include, in any event, reasonable attorney's fees and disbursements, fees and disbursements of in-house counsel for Agent (provided that such in-house counsel fees and disbursements are not charged at rates higher than those of outside counsel typically retained by Agent) and other legally recoverable collection costs and expenses, all of which shall constitute Secured Obligations. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all of the Secured Obligations and all payments permitted by the Amendment shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          (ii) Agent may exercise any and all rights and remedies of Pledgor under or in connection with any of the Account Collateral.

          (iii) Agent may exercise in respect of the Account Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under Article 9 of the UCC as in effect at such time, whether or not the UCC applies to the affected Account Collateral, and may also (A) without notice except as specified below, sell the Account Collateral or any part thereof at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable; and (B) exercise any and all rights and remedies of Pledgor under or in connection with the Account Collateral. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Account Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (iv) Any cash held by Agent as Account Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Account Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by Agent against, all or any part of the Secured Obligations or to the payments permitted by the Amendment, in such order as Agent shall elect. Any cash held by Agent as Account Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Account Collateral shall be applied, firstly, for the payment of Agent's costs and expenses of collection and, secondly, for the payment of the Secured Obligations and the payments permitted by the Amendment. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations and the payments permitted by the Amendment shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

          (v) Agent may, without notice to Pledgor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Account Collateral against the Secured Obligations and the payments permitted by the Amendment.

     (b) No failure on the part of Agent to exercise, and no delay in exercising, any right under the Credit Agreement, the Loan Documents, or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under the Credit Agreement, the Loan Documents or this Agreement. The remedies provided in the Credit Agreement, the Loan Documents and this Agreement are cumulative and not exclusive of any remedies provided by law or in equity.

     (c) Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall not be deemed to be an election of remedies available to Agent under the Credit Agreement and the Loan Documents, at law or in equity, nor shall it be deemed to impair, waive or otherwise modify, in any manner, any rights or remedies of Agent under the Credit Agreement and the Loan Documents or any other document or instrument evidencing, securing or relating to the Loan, nor preclude or limit Agent from pursuing at any time whatever remedies that are available to Agent under the Credit Agreement or the Loan Documents, at law or in equity.

     SECTION 12. Amendments, Waiver. Neither this Agreement, nor any term or provision thereof may be changed, waived, discharged or terminated except by an instrument in writing executed by the party against which enforcement of the change, waiver, discharge or termination shall be sought.

     SECTION 13. Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, (b) expedited overnight prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery or
(c) personal delivery, addressed as follows (or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section 13):

    If to Agent:

                      Bayerische Hypo- und Vereinsbank AG, New York Branch 150 East 42nd Street
                      New York, New York  10017-4679
                      Attention:  Real Estate Lending

    with copies to:

                      Bayerische Hypo- und Vereinsbank AG
                      150 East 42nd Street
                      New York, New York  10017-4679
                      Attention:  General Counsel

    and:

                      Shearman & Sterling
                      599 Lexington Avenue
                      New York, New York  10022
                      Attention:  John L. Opar, Esq. (766/44)

    If to Pledgor:

                      Prime Group Realty, L.P.
                      c/o Prime Group Realty Trust
                      77 West Wacker Drive, Suite 3900
                      Chicago, Illinois  60601
                      Attention:  Louis G. Conforti

     with copies to:

                      Prime Group Realty, L.P.
                      c/o Prime Group Realty Trust
                      77 West Wacker Drive, Suite 3900
                      Chicago, Illinois  60601
                      Attention:  General Counsel

     and:

                      Dearborn Center, L.L.C.
                      c/o J. Paul Beitler Development Company
                      One North LaSalle Street, Suite 2850
                      Chicago, Illinois  60602
                      Attention:  J. Paul Beitler
    and:

                      Jenner & Block
                      One IBM Plaza
                      Chicago, Illinois  60611
                      Attention:  Donald I. Resnick, Esq.

A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, two (2) Business Days after deposit in the mail; in the case of expedited overnight prepaid delivery, upon the first attempted delivery on a Business Day.


     SECTION 14. Continuing Security Interest. This Agreement shall create a continuing security interest in the Account Collateral and shall remain in full force and effect until the payment and performance in full of the Secured Obligations and Agent has terminated this Agreement in writing.

     SECTION 15. Costs and Expenses. Pledgor shall pay on demand all costs and expenses (including, without being limited to, reasonable attorneys' fees and expenses and fees and expenses of in-house counsel of Agent (provided that such in-house counsel fees and disbursements are not charged at rates higher than those of outside counsel typically retained by Agent) and the payment of any taxes and other impositions) of, or incidental to, or in any way relating to the enforcement or the rights of Agent hereunder. Pledgor agrees to pay the fees of the Depository with respect to the Second Senior Citadel Reserve Account, as such fees are established and imposed from time to time.

     SECTION 16. Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure to the benefit of Pledgor and Agent and their respective successors, permitted assigns and legal representatives. No assignment of this Agreement shall be made by Pledgor without the prior written consent of Agent (which consent Agent may withhold in its sole discretion for any or no reason).

     SECTION 17. Severability. If any one or more provisions in this Agreement shall be held to be invalid, illegal, void or unenforceable in any respect (a) such provision or provisions shall be given force to the fullest possible extent that they are valid, legal and enforceable, (b) such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and (c) this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     SECTION 18. Governing Law; Terms; Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within such state. Unless otherwise defined herein, terms defined in the UCC are used herein as therein defined. For the purposes of this Agreement, "Business Day" shall mean any day (other than a Saturday and a Sunday) on which commercial banks are not authorized or required to close in New York, New York. The singular shall include the plural and vice versa; references to one gender include other genders; headings are included for convenience only and do not affect the interpretation or construction of this Agreement, and all Exhibits attached to this Agreement are part of this Agreement. "Event of Default" has the meaning ascribed to it in the Credit Agreement and includes a default by Pledgor under the terms of any of the Guaranties or a default by Pledgor under this Agreement and a reference herein to "Secured Obligations" includes and extends to the performance and payment by Pledgor of all covenants and agreements contained in the Guaranties and in this Agreement to be performed or observed by or on the part of Pledgor. For the avoidance of doubt, this Agreement shall be deemed a "Loan Document" for all purposes of the Credit Agreement.

     SECTION 19. Cash Collateral. In the event that Pledgor becomes the subject of a proceeding under Title 11 of the United States Bankruptcy Code, as amended (the "Bankruptcy Code"), the parties hereto agree that the Account Collateral (whether or not deposited in the Second Senior Citadel Reserve Account and whether or not then or thereafter due and payable) shall constitute "cash collateral" of Agent under Section 363 of the Bankruptcy Code.

     SECTION 20. Agent Appointed Attorney-in-Fact. Pledgor hereby irrevocably appoints Agent its attorney-in-fact with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise in Agent's discretion, to take any action and to execute any instrument, from and after the occurrence of an Event of Default, that Agent may deem necessary or advisable to accomplish the purposes of this Agreement.

     SECTION 21. Mortgagee in Possession. Pledgor hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Land, subject to the obligations of Pledgor under this Agreement, the Credit Agreement and the Loan Documents, and Agent is not and shall not be deemed to be a mortgagee in possession.

     SECTION 22. WAIVER OF JURY TRIAL. THE PARTIES HEREBY AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS (INCLUDING THIS AGREEMENT), OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH PARTY AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. AGENT AND PLEDGOR ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     SECTION 23. Entire Agreement. This Agreement embodies the entire understanding of the parties hereto with respect to the subject matter hereof, and all prior representations, promises, warranties, understandings or agreements, expressed or implied, oral or written, relating hereto are merged into this Agreement.

     SECTION 24. Counterparts. This Agreement may be executed in any number of counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                                      * * *

                            [SIGNATURES ON NEXT PAGE]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                     PLEDGOR:

                                     PRIME GROUP REALTY, L.P.

                                     By:    Prime Group Realty Trust,
                                            its managing general partner

                                            By:  /s/ Louis G. Conforti
                                                 ---------------------
                                                 Name:  Louis G. Conforti
                                                 Title: Office of the President

                                     AGENT:

                                     BAYERISCHE HYPO- UND VEREINSBANK AG,
                                     NEW YORK BRANCH


                                      /s/ Helga Blum
                                      --------------
                                      Name: Helga Blum
                                      Title: Director

                                      /s/ Andreas Veith
                                      -----------------
                                      Name: Andreas Veith
                                      Title: Managing Director



ACKNOWLEDGED AND AGREED:

DEARBORN CENTER, L.L.C.

By:   Prime/Beitler Development Company, L.L.C., its sole
      member

      By:  Penny Beitler L.L.C., its managing member

           By:  /s/ J.C. Ambrister
                --------------------
                Name: J.C. Ambrister
                Title: Member

                                    EXHIBIT A
                                      LAND

LOTS 5, 6, 7 AND THAT PART OF LOT 8 LYING EAST OF THE EAST LINE OF DEARBORN STREET (EXCEPTING THEREFROM THE NORTH 9 FEET OF SAID LOTS TAKEN FOR ALLEY), IN BLOCK 141 IN SCHOOL SECTION ADDITION TO CHICAGO IN SECTION 16, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT
                     (SECOND SENIOR CITADEL RESERVE ACCOUNT)



                                 BY AND BETWEEN





                            PRIME GROUP REALTY, L.P.,

                                   as Pledgor,



                                       AND

              BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH,

                               as Agent and Lender





                            Dated as of July 16, 2002

                                TABLE OF CONTENTS


                                                                            Page

SECTION 1. Pledge and Assignment...............................................2
SECTION 2. Secured Obligations.................................................3
SECTION 3. Dominion and Control................................................3
SECTION 4. Maintaining the Second Senior Citadel Reserve Account...............3
SECTION 5. Deposits............................................................4
SECTION 6. Withdrawals and Use of Reserved Funds and Account Collateral........4
SECTION 7. Representations and Warranties......................................4
SECTION 8. Further Assurances..................................................6
SECTION 9. Right to Inspect....................................................6
SECTION 10. Agent's Duties.....................................................6
SECTION 11. Remedies...........................................................7
SECTION 12. Amendments, Waiver.................................................8
SECTION 13. Notices............................................................8
SECTION 14. Continuing Security Interest......................................10
SECTION 15. Costs and Expenses................................................10
SECTION 16. Successors and Assigns............................................10
SECTION 17. Severability......................................................10
SECTION 18. Governing Law; Terms; Interpretation..............................10
SECTION 19. Cash Collateral...................................................11
SECTION 20. Agent Appointed Attorney-in-Fact..................................11
SECTION 21. Mortgagee in Possession...........................................11
SECTION 22. WAIVER OF JURY TRIAL..............................................11
SECTION 23. Entire Agreement..................................................11
SECTION 24. Counterparts......................................................11

Exhibit A - Land